UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Emerald Holding, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.investorvote.com/EEX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by May 21, 2026 at 1:30 p.m., EDT. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Annual Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Emerald Holding, Inc. Annual Meeting to be Held on May 21, 2026 at 1:00 P.M., EDT Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2026 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement/Notice of Meeting and Annual Report on Form 10-K are available at: www.investorvote.com/EEX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/EEX. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2026 to facilitate timely delivery. 2NOT 048RWC

Annual Meeting Notice The 2026 Annual Meeting of Stockholders of Emerald Holding, Inc. will be held on Thursday, May 21, 2026 at 1:00 p.m., EDT, virtually via the internet at meetnow.global/M56PCLX. To access the virtual meeting, you must have the 15 digit number that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2 and 3, and 3 YEARS on Proposal 4 below, as more fully described in the accompanying Proxy Statement: 1. Election of Class III Directors: 01 -Michael Alicea 02 -David Levin 03 -Emmanuelle Skala 2. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers. 4. Non-binding advisory vote to approve the frequency of future advisory votes on executive compensation. Note: Such other business as may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/EEX. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Emerald Holding Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 6, 2026.

Your Vote Counts! EMERALD HOLDING, INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 30# 1 OF 2 322,224148,294 You invested in EMERALD HOLDING, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 07, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 21, 2026 1:00 PM EDT Virtually via the internet at: meetnow.global/M56PCLX To access the virtual meeting, you must refer to the "General Information" section of the Proxy Statement. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. EMERALD HOLDING, INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET Board Voting Items Recommends 1a Election of Class III Director Michael Alicea For 1b Election of Class III Director David Levin For 1c Election of Class III Director Emmanuelle Skala For 2. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. For 3. Non-binding advisory vote to approve the compensation of the Company's named executive officers. For 4. Non-binding advisory vote to approve the frequency of future advisory votes on executive compensation. Years NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294